UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2007

EXPRESSJET HOLDINGS, INC. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-31300 (Commission File Number)	76-0517977 (IRS Employer Identification No.)

700 North Sam Houston Parkway West, Suite 200 Houston, Texas (Address of principal executive offices)		77067 (Zip Code)

832-353-1000 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item	5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On September 13, 2007, we issued a press release announcing the election of Patrick Kelly to fill a vacancy on our board of directors.  The press release is filed herewith as Exhibit 99.2 and is incorporated herein by reference.  Mr. Kelly, age 50, was also elected to the Audit Committee and the Nominating and Corporate Governance Committee of the board.

Mr. Kelly has been the Chief Financial Officer of Vignette Inc. (software) since July 2006.  Prior to that, he was the Director of Global Facilities Planning for Dell Inc. (computer manufacturing) from February 2005 to June 2006; self-employed from July 2004 to February 2005; Chief Financial Officer of Trilogy Software 1998-2004; Chief Financial Officer of The Sabre Group (travel distribution and technology) 1995-1998; and Vice President of Financial Planning and Analysis of American Airlines, Inc. 1993-1995.

	8.01	Other Events
		On September 11, 2007, we issued a press release announcing our August 2007 traffic performance. The press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
	9.01	Financial Statements and Exhibits
		99.1 Press Release 99.2 Press Release

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPRESSJET HOLDINGS, INC. (Registrant)
Date: September 13, 2007	/s/ Frederick S. Cromer
Frederick S. Cromer Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1	Press Release
99.2	Press Release